                          Montgomery Variable Series:
                                  Growth Fund


                                 Annual Report
                               December 31, 1998



                         [OWL ARTWORK APPEARS HERE]
                              Invest Wisely.(R)
                          THE MONTGOMERY FUNDS/SM/

Montgomery Variable Series: Growth Fund
Portfolio Highlights
December 31, 1998
--------------------------------------------------------------------------------
Investment Review

Q:   HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 1998?
A: Although the Fund enjoyed strong performance over the final three months of the year, returning 18.65%, it underperformed the S&P 500 Index, which returned 21.30%. Disappointingly, the Fund's fourth-quarter gain was also not enough to offset its third-quarter loss. As a result, for the six months ended December 31, 1998, the Fund returned -5.12% versus a return of 9.35% for the S&P 500.

Q:   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A: The narrowness of the U.S. market in both the third and fourth quarters did not favor the Variable Series: Growth Fund's strategy. Our investment approach considers not only expected growth potential but also attractive valuations. We continued to focus on this disciplined approach, seeking companies in the midst of positive fundamental change, with both improving earnings growth and reasonable valuations. This resulted in a portfolio that was concentrated in more cycle-sensitive and smaller-cap names than the benchmark. Over the second half of the year, the market's large-cap stocks outperformed midsized stocks. This was true during the steep third-quarter market correction, when small and mid-sized stocks lost value disproportionately to large-caps. In the fourth quarter, the outperformance of a relatively small number of large-cap and Internet issues masked much weaker returns in small-caps and cyclicals. In fact, the stocks of just seven companies-including Microsoft, Intel, Dell and Cisco-accounted for 77% of S+P 500's gains in 1998.

Q: DID YOU MAKE ANY CHANGES TO THE VARIABLE SERIES: GROWTH FUND'S PORTFOLIO OVER THE SECOND HALF OF THE YEAR?
A: During the third-quarter market correction, we added a number of companies with positive long-term fundamentals, capitalizing on their attractive valuations. Capital One Financial (1.9% of assets as of 12/31/98) and Nokia (1.3% of assets as of 12/31/98) are two good examples of companies that fit this criteria and represent the strategy of the Fund. Capital One Financial is a technology-based credit-card issuer which, in our opinion, is well positioned to grow at favorable rates. Nokia is best known for cellular phones and related transmission equipment. The company is gaining market share in an industry already experiencing impressive growth rates. We see a bright future for Nokia based on its

Portfolio Management
Roger W. Honour
 ................. Senior Portfolio Manager

Kathryn M. Peters
 ................. Portfolio Manager

Andrew Pratt, CFA
 ................. Portfolio Manager

Fund Performance
Average annual total returns for the periods
             ended 12/31/98

   MONTGOMERY VARIABLE SERIES: GROWTH FUND
Since inception (2/9/96).............. 19.73%
One Year..............................  2.93%
S&P 500 Index/1/
Since 1/31/96......................... 27.63%
One Year.............................. 28.60%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                Montgomery Variable Series:
                Growth Fund                       S&P 500 Index/1/  Lipper Growth Funds Average/2/
2/9/96                  $10,000                      $10,000                   $10,000
2/96                    $10,040                      $10,093                   $10,235
3/96                    $10,437                      $10,190                   $10,318
4/96                    $11,081                      $10,340                   $10,659
5/96                    $11,766                      $10,607                   $10,943
6/96                    $11,508                      $10,647                   $10,793
7/96                    $11,002                      $10,177                   $10,154
8/96                    $11,448                      $10,392                   $10,510
9/96                    $11,954                      $10,976                   $11,123
10/96                   $12,272                      $11,279                   $11,216
11/96                   $12,817                      $12,131                   $11,911
12/96                   $12,722                      $11,890                   $11,732
1/97                    $13,166                      $12,633                   $12,352
2/97                    $13,125                      $12,732                   $12,201
3/97                    $12,671                      $12,210                   $11,633
4/97                    $13,145                      $12,938                   $12,100
5/97                    $14,229                      $13,729                   $12,973
6/97                    $14,807                      $14,339                   $13,475
7/97                    $16,354                      $15,480                   $14,619
8/97                    $16,179                      $14,613                   $14,120
9/97                    $17,066                      $15,413                   $14,907
10/97                   $16,458                      $14,899                   $14,340
11/97                   $16,499                      $15,588                   $14,588
12/97                   $16,357                      $15,856                   $14,736
1/98                    $15,956                      $16,031                   $14,822
2/98                    $17,495                      $17,187                   $15,952
3/98                    $18,416                      $18,066                   $16,657
4/98                    $18,622                      $18,251                   $16,860
5/98                    $17,972                      $17,938                   $16,377
6/98                    $17,744                      $18,666                   $16,979
7/98                    $16,769                      $18,468                   $16,580
8/98                    $13,821                      $15,800                   $13,842
9/98                    $14,189                      $16,813                   $14,675
10/98                   $15,490                      $18,179                   $15,712
11/98                   $16,400                      $19,280                   $16,682
12/98                   $16,836                      $20,390                   $18,055

-------------------------
/1/ The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX, and OTC market.
/2/  The Lipper Growth Funds universe consists of 601 funds.

Montgomery Variable Series: Growth Fund
Portfolio Highlights (continued)
December 31, 1998
-------------------------------------------------------------------------------

     management's ability to exploit the tremendous growth potential in the wireless communications market. Both of these companies were sold down heavily during the third quarter.

Our discipline also dictates that we trim portfolio holdings when they reach the upper levels of the growth and valuation characteristics we look for. This resulted in a decision to sell our holdings in both Ascend and Texas Instruments during the fourth quarter. We continue to see opportunities in smaller and cycle-sensitive names, where the valuations are more reasonable.

Q:   HOW WAS THE FUND POSITIONED AT THE END OF THE FOURTH QUARTER?
A: At the end of the year, the Fund remained fully invested and well diversified across a broad spectrum of industries. Bearing in mind that we follow a bottom-up investment approach, our company selections resulted in the Fund being overweighted versus the S&P 500 Index in basic industries, business services, capital goods and transportation. We are currently underweight versus the index in consumer non-durables, financial services, health care and public utilities.

Q:   WHAT IS YOUR OUTLOOK FOR THE U.S. STOCK MARKET IN 1999?
A: Looking forward, economic data continues to forecast strength. Low levels of unemployment, benign inflation and stable to falling interest rates continue to fuel consumption, the main engine of economic growth. In view of this, we anticipate continued, albeit more moderate, economic expansion through 1999. Expectations are for 2.5 to 3% growth with modest inflation. At the same time, consensus expectations are for modest corporate earnings growth of approximately 4% in 1999. The implication of these earnings growth expectations is price-to-earnings multiples of 26 times 1999 earnings if the S&P 500 Index reaches a level of 1250.

     We believe these numbers suggest that we are overdue for a period when rates of return from stocks regress to the average. After an extraordinary 16-year period of 18% annualized returns, we expect several years in which stock returns come in somewhat below the historical average.

Q:   IS THIS LIKELY TO PRESENT THE FUND WITH SOME INTERESTING OPPORTUNITIES?
A: In our view the market outlook for the coming year favors the Fund's fundamental approach to investment, over the indexing approach that has been so successful in the 1998 market. We expect to see a broadening interest in the market, and the Fund may benefit from this trend. Our stock selection approach has identified some very interesting companies that we believe offer promising long-term growth prospects that are currently trading at attractive valuations. The Fund is well positioned to take advantage of the returns that these may generate should the market recognize their potential.

Montgomery Variable Series: Growth Fund
Portfolio Highlights (continued)
December 31, 1998
-------------------------------------------------------------------------------



                     TOP FIVE INDUSTRIES AS OF 12/31/98
                       (AS A PERCENTAGE OF NET ASSETS)

                Telecommunications Equipment............ 8.5%
                Paper................................... 7.0
                Railroad................................ 4.5
                Clothing/Shoe/Accessory Stores.......... 4.5
                Major Chemicals......................... 3.8

                       TOP TEN HOLDINGS AS OF 12/31/98
                       (AS A PERCENTAGE OF NET ASSETS)

                General Motors Corporation.............. 3.4%
                Nordstrom, Inc.......................... 3.2
                Dow Chemical Company.................... 3.1
                Golden West Financial Corporation....... 3.1
                Comverse Technology, Inc................ 3.0
                Donnelley (R.R.) & Sons Company......... 2.9
                Manitowoc Company, Inc.................. 2.8
                Avid Technology, Inc.................... 2.7
                Amerada Hess Corporation................ 2.6
                Canadian National Railway Company....... 2.6

Montgomery Variable Series: Growth Fund
Portfolio Highlights (continued)
December 31, 1998


COMMON STOCKS-95.0%                                                    VALUE
     SHARES                                                           (NOTE 1)
              ADVERTISING - 2.2%
     8,900    Snyder Communications, Inc.                             $300,375
                                                                      --------
              AIR FREIGHT/DELIVERY SERVICES - 2.6%
     3,850    FDX Corporation                                          342,650
                                                                      --------
              ALUMINUM - 2.4%
     4,350    Aluminum Company of America (Alcoa)                      324,347
                                                                      --------
              APPAREL - 0.7%
     2,050    VF Corporation                                            96,094
                                                                      --------
              BUILDING PRODUCTS - 1.0%
     4,850    Masco Corporation                                        139,438
                                                                      --------
              CLOTHING/SHOE/ACCESSORY STORES - 4.5%
    12,400    Nordstrom, Inc.                                          430,900
     5,900    TJX Companies, Inc.                                      171,100
                                                                      --------
                                                                       602,000
                                                                      --------
              COMPUTER SOFTWARE - 3.6%
    15,600    Avid Technology, Inc.                                    365,622
    16,800    Sybase, Inc.                                             124,163
                                                                      --------
                                                                       489,785
                                                                      --------
              CONSTRUCTION/AGRICULTURE EQUIPMENT/TRUCKS - 3.6%
     8,500    Manitowoc Company, Inc.                                  377,189
     2,500    PACCAR, Inc.                                             102,500
                                                                      --------
                                                                       479,689
                                                                      --------
              CONSUMER ELECTRONICS/APPLIANCES - 1.1%
     2,600    Whirlpool Corporation                                    143,975
                                                                      --------
              CONTRACT DRILLING - 0.4%
     6,900    R&B Falcon Corporation +                                  52,613
                                                                      --------
              DISCOUNT STORES - 1.2%
     2,900    Dayton Hudson Corporation                                157,325
                                                                      --------
              DIVERSIFIED ELECTRONIC PRODUCTS - 1.5%
     1,150    Matsushita Electric Industrial Company, Ltd., ADR        200,675
                                                                      --------
              DIVERSIFIED MANUFACTURE - 1.4%
     2,550    Tyco International Ltd.                                  192,366
                                                                      --------
              ELECTRONIC DATA PROCESSING - 1.0%
     8,500    Data General Corporation                                 139,719

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Montgomery Variable Series: Growth Fund
Portfolio Highlights (continued)
December 31, 1998

COMMON STOCKS-(continued)                                              VALUE
     SHARES                                                           (NOTE 1)
                                                                      --------
              ELECTRONIC DATA PROCESSING SERVICES - 3.2%
     2,100    Computer Sciences Corporation                           $135,319
     5,850    Electronic Data Systems Corporation                      293,963
                                                                      --------
                                                                       429,282
                                                                      --------
              ELECTRICAL PRODUCTS - 2.3%
     9,450    Raychem Corporation                                      305,353
                                                                      --------
              ENVIRONMENTAL SERVICES - 1.0%
     6,900    Republic Services Inc., Class A +                        127,219
                                                                      --------
              FINANCIAL COMPANIES - 1.9%
     2,200    Capital One Financial Corporation                        253,000
                                                                      --------
              FOOD DISTRIBUTORS - 1.2%
     15,650   Fleming Companies, Inc.                                  162,367
                                                                      --------
              HOTELS/RESORTS - 1.0%
     9,500    Host Marriott Corporation                                131,218
                                                                      --------
              INDUSTRIAL MACHINERY/COMPONENTS - 1.1%
     4,000    Applied Power Inc., Class A                              151,000
                                                                      --------
              INTEGRATED OIL COMPANIES - 2.6%
     7,100    Amerada Hess Corporation                                 353,225
                                                                      --------
              MAJOR BANKS - 0.9%
     2,097    BankAmerica Corporation                                  126,082
                                                                      --------
              MAJOR CHEMICALS - 3.8%
     4,550    Dow Chemical Company                                     413,766
     2,100    Eastman Chemical Company                                  93,975
                                                                      --------
                                                                       507,741
                                                                      --------
              MANAGED HEALTH CARE - 1.6%
     12,700   First Health Group Corporation +                         209,947
                                                                      --------
              MEDICAL SPECIALTIES - 1.6%
     3,600    Bausch & Lomb, Inc.                                      216,000
                                                                      --------
              MOTOR VEHICLES - 3.4%
     6,450    General Motors Corporation                               461,981
                                                                      --------
              MOVIES/ENTERTAINMENT - 2.8%
     8,200    Fox Entertainment Group, Inc., Class A +                 206,538
     2,700    Time Warner, Inc.                                        167,569
                                                                      --------
                                                                       374,107
                                                                      --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Montgomery Variable Series: Growth Fund
Portfolio Highlights (continued)
December 31, 1998

COMMON STOCKS-(continued)                                              VALUE
     SHARES                                                           (NOTE 1)
              MULTI-SECTOR COMPANIES - 1.2%
     1,700    Loews Corporation                                       $167,025
                                                                      --------
              OIL AND GAS PRODUCTION - 1.7%
     24,650   Union Pacific Resources Group, Inc.                      223,391
                                                                      --------
              OILFIELD SERVICES/EQUIPMENT - 1.4%
     4,050    Schlumberger Ltd.                                        186,806
                                                                      --------
              OTHER CONSUMER SERVICES - 0.6%
     4,294    Cendant Corporation                                       81,854
                                                                      --------
              OTHER METALS AND MINERALS - 1.0%
     3,000    Rio Tinto PLC, Sponsored ADR                             135,375
                                                                      --------
              PACKAGED FOODS - 1.3%
     5,900    Dole Foods Company, Inc.                                 177,000
                                                                      --------
              PACKAGED GOODS/COSMETICS - 1.2%
     1,950    Unilever N.V., ADR                                       161,728
                                                                      --------
              PAPER - 7.0%
    10,100    Boise Cascade Corporation                                313,100
     5,000    Chesapeake Corporation                                   184,375
     7,100    International Paper Company                              318,169
     4,900    Westvaco Corporation                                     131,381
                                                                      --------
                                                                       947,025
                                                                      --------
              PRINTING/FORMS - 3.6%
     8,800    Donnelley (R.R.) & Sons Company                          385,550
     3,400    World Color Press, Inc. +                                103,488
                                                                      --------
                                                                       489,038
                                                                      --------
              RAILROAD - 4.5%
     6,800    Canadian National Railway Company                        352,750
     5,700    Union Pacific Corporation                                256,856
                                                                      --------
                                                                       609,606
                                                                      --------
              REAL ESTATE INVESTMENT TRUST - 0.1%
       950    Crestline Capital Corporation +                           13,894
                                                                      --------
              SAVINGS AND LOAN ASSOCIATIONS - 3.1%
     4,500    Golden West Financial Corporation                        412,594
                                                                      --------
              SPECIALTY CHEMICALS - 1.3%
     5,450    Nalco Chemical Company                                   168,950
                                                                      --------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Montgomery Variable Series: Growth Fund
Portfolio Highlights (continued)
December 31, 1998

COMMON STOCKS-(continued)                                              VALUE
     SHARES                                                           (NOTE 1)
              SPECIALTY STEEL - 1.0%
     3,950    Carpenter Technology Corporation                     $  134,053

              TELECOMMUNICATIONS EQUIPMENT - 8.5%
    20,150    Aspect Telecommunications Corporation                   351,365
     5,635    Comverse Technology, Inc. +                             399,909
     3,450    Motorola, Inc.                                          210,666
     1,500    Nokia Corporation, Sponsored ADR                        180,656
                                                                   ----------
                                                                    1,142,596
                                                                   ----------
              TRUCKING - 1.9%
     9,150    Swift Transportation Company, Inc. +                    254,484
                                                                   ----------

              TOTAL COMMON STOCKS     (COST $11,898,377 )          12,774,992
                                                                   ----------

REPURCHASE AGREEMENT - 4.6%  (COST $617,000)
PRINCIPAL AMOUNT
              $617,000 Agreement with Prudential Securities,
              5.15% dated 12/31/98, to be repurchased at
              $617,353, on 01/04/99, collateralized by
              $629,340 market value of U.S. government
              securities, having various maturities and
              various interest rates.                                 617,000
                                                                  -----------

TOTAL INVESTMENTS (COST $12,515,377*)                  99.6%       13,391,992
OTHER ASSETS AND LIABILITIES (NET)                      0.4            59,643
                                                      -----       -----------
NET ASSETS                                            100.0%      $13,451,635
                                                      =====       ===========

-------------------
*  Aggregate cost for federal tax purposes is $12,556,718
+  Non-income producing security.

ABBREVIATION:
ADR  American Depositary Receipt


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Montgomery Variable Series: Growth Fund
Portfolio Investments (continued)
December 31, 1998

ASSETS:
Investments in securities, at value
(Identified cost $12,515,377) (Note 1)
     Securities.............................................................................   $12,774,992
     Repurchase agreements..................................................................       617,000
                                                                                               -----------
     Total investments......................................................................    13,391,992
Cash........................................................................................           718
Receivables:
     Shares of beneficial interest sold.....................................................        96,431
     Dividends..............................................................................        27,588
     Expenses absorbed by Manager (Note 2)..................................................         2,238
     Interest...............................................................................            88
     Miscellaneous..........................................................................         2,673
Other Assets:
     Deferred organization costs (Note 1)...................................................        27,226
                                                                                               -----------
Total Assets................................................................................    13,548,954
                                                                                               -----------
LIABILITIES:
Payables:
     Investment securities purchased.........................  $    49,728
     Professional fees.......................................       24,889
     Shares of beneficial interest redeemed..................       15,343
     Trustees' fees and expenses (Note 2)....................        3,705
     Other accrued liabilities and expenses..................        3,654
                                                               -----------
Total Liabilities...........................................................................        97,319

NET ASSETS..................................................................................   $13,451,635
                                                                                               ===========
NET ASSETS CONSIST OF:
        Undistributed net investment income.................................................   $    26,825
        Accumulated net realized gain on securities sold....................................       132,498
        Net unrealized appreciation of investments..........................................       876,615
        Shares of beneficial interest.......................................................         8,742
        Additional paid-in capital..........................................................    12,406,955
                                                                                               -----------

NET ASSETS..................................................................................   $13,451,635
                                                                                               ===========

Net Asset Value, offering and redemption price per share
($13,451,635/874,235 shares of beneficial interest outstanding).............................   $     15.39
                                                                                               ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Montgomery Variable Series: Growth Fund
Statement of Operations
For the Year Ended December 31, 1998

NET INVESTMENT INCOME
Dividends (Net of foreign withholding taxes of $980)..............................................  $   166,874
Interest..........................................................................................       90,948
                                                                                                    -----------
Total Investment Income...........................................................................      257,822

EXPENSES:
Management fee (Note 2)................................................. $  143,412
Professional fees.......................................................     18,002
Amortization of organization expenses (Note 1)..........................     12,410
Trustees' fees and expenses (Note 2)....................................      7,702
Custodian fees..........................................................      3,585
Printing fees...........................................................      2,500
Other...................................................................     10,533
                                                                         ----------

Total Expenses....................................................................................      198,144
Fees deferred and expenses absorbed by Manager (Note 2)...........................................      (21,017)
                                                                                                    -----------
NET EXPENSES......................................................................................      177,127
                                                                                                    -----------
NET INVESTMENT INCOME.............................................................................       80,695
                                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
 (NOTES 1 AND 3):
        Net realized gain on investments during the year..........................................      197,527
        Net unrealized depreciation of investments during the year................................      (87,985)
                                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................................................      109,542
                                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................................   $   190,237
                                                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                             For the Year            Ended 12/31/97
                                                                             Ended 12/31/98          For the Year
                                                                             --------------          --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income.......................................................... $    80,695           $   124,367
Net realized gain on investments during the year...............................     197,527               431,903
Net unrealized appreciation/(depreciation) of investments during the year......     (87,985)              825,450
                                                                                -----------           -----------
Net increase in net assets resulting from operations...........................     190,237             1,381,720

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income.......................................     (53,870)             (123,377)
Distributions from net realized gains on investments                                (68,399)             (443,288)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase from beneficial interest transactions (Note 4)....................     786,288             9,655,629
                                                                                -----------           -----------
Net increase in net assets.....................................................     854,256            10,470,684

NET ASSETS:
Beginning of year..............................................................  12,597,379             2,126,695
                                                                                -----------           -----------
End of year.................................................................... $13,451,635           $12,597,379
                                                                                ===========           ===========
Undistributed net investment income...........................................  $    26,870           $     1,035
                                                                                ===========           ===========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Montgomery Variable Series: Growth Fund
Statement of Financial Highlights
December 31, 1998


Selected Per Share Data for the Year or Period Ended:

                                                                                   12/31/98       12/31/97      12/31/96*
                                                                                   --------       --------      --------
Net asset value-beginning of year.............................................  $     15.09      $   12.33   $     10.08
                                                                                -----------      ---------   -----------
Net investment income.........................................................         0.09           0.16          0.15
Net realized and unrealized gain on investments...............................         0.35           3.35          2.59
                                                                                -----------      ---------   -----------
Net increase in net assets resulting from investment operations...............         0.44           3.51          2.74

Distributions to Shareholders:
     Distributions from net investment income.................................        (0.06)         (0.16)        (0.15)
     Distributions from net realized gains on investments.....................        (0.08)         (0.59)        (0.34)
                                                                                -----------      ---------   -----------
     Total Distributions......................................................        (0.14)         (0.75)        (0.49)
                                                                                -----------      ---------   -----------
Net asset value-end of year...................................................  $     15.39      $   15.09   $     12.33
                                                                                ===========      =========   ===========
Total return**................................................................         2.93%         28.57%        27.22%
                                                                                ===========      =========   ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)............................................  $    13,452      $  12,597   $     2,127
Ratio of net investment income to average net assets..........................         0.57%          1.74%         2.55%+
Ratio of operating expenses to average net assets, including
     interest expense.........................................................         1.25%          0.35%         0.01%+
Ratio of operating expenses to average net assets, excluding
     interest expense.........................................................         1.25%          0.34%            -
Portfolio turnover rate.......................................................           57%            53%           78%
Net investment income/(loss) before deferral of fees and absorption of
  expenses by Manager.........................................................  $       0.07     $     0.01  $     (0.27)
Operating expense ratio before deferral of fees and absorption of
  expenses by Manager, including interest expense.............................          1.40%          1.97%        6.98%+

-----------------
* Montgomery Variable Series: Growth Fund commenced operations on February 9, 1996.
**   Total return represents aggregate total return for the periods indicated.
+    Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

The Montgomery Funds III
Notes to Financial Statements

     The Montgomery Funds III (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company and was organized as a Delaware business trust on August 24, 1994. As of December 31, 1998, the Trust had three series, the Montgomery Variable Series: Growth Fund, the Montgomery Variable Series: Emerging Markets Fund and the Montgomery Variable Series:
     Small Cap Opportunities Fund. On December 31, 1998, the Montgomery Variable
     Series: International Small Cap Fund (previously a series of the Trust) returned paid-in capital to shareholders, thus liquidating the fund. Information presented in these financial statements pertains to the Montgomery Variable Series: Growth Fund (the "Fund"). The Montgomery Variable Series: Emerging Markets Fund and the Montgomery Variable Series:
     Small Cap Opportunities Fund are presented under separate covers.

1.   SIGNIFICANT ACCOUNTING POLICIES:
     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ those estimates. The following is a summary of significant accounting policies.

     a.   PORTFOLIO VALUATION
          The Fund's securities are valued using current market valuations: either the last reported sales price or, lacking any reported sales, and in the case of fixed income securities, the mean between the closing bid and asked prices. Securities for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value by management as determined in good faith by or under the supervision of the Trust in accordance with methods which are authorized by the Trust's Board of Trustees.

          Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

     b.   DIVIDENDS AND DISTRIBUTIONS
          Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains (including net short-term capital gains) are distributed no less frequently than annually. Additional distributions of net investment income and capital gains for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

          Permanent differences incurred during the year ended December 31, 1998, resulting from differences in book and tax accounting have been reclassified at year end to reflect a decrease undistributed net investment income by $990 and increase accumulated net realized gain on securities sold by $990.

     c.   REPURCHASE AGREEMENTS
          The Fund may engage in repurchase agreement transactions individually or jointly through a joint repurchase account with other series of the Trust and affiliated registered investment companies pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell the obligation at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment manager, acting the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Fund may also participate on an individual or joint basis in tri-party repurchase agreements which involve a counterparty and a custodian bank.

     d.    SECURITIES TRANSACTIONS AND INVESTMENT INCOME
           Securities transactions are recorded on a trade-date basis. Realized gain and loss from securities transactions are computed on the specific identified cost basis of the securities sold. Dividend income is recognized on the ex-dividend date. Interest income, including, accretion/amortization of premium/discount on short-term investments, is recognized on an accrual basis.

     e.    FEDERAL INCOME TAXES
           The Fund has elected and qualified and it is the intention of the Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the applicable requirements of the Code, and by making distributions of taxable income to shareholders sufficient to relieve the Fund from all or substantially all federal income taxes. Accordingly, no provision for federal income taxes is required.

     f.    ORGANIZATION COSTS
           Expenses incurred in connection with the organization of the Fund are amortized on a straight-line basis over a period of sixty months from commencement of operations.

     g.    EXPENSES
           General expenses of the Trust are allocated to the Fund based upon relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations.

2.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

     a. Montgomery Asset Management, LLC is the Fund's Manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Manager is a subsidiary of Commerzbank AG.

           Pursuant to the investment management agreement (the "Agreement"), the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. As compensation, the Fund pays the Manager a monthly management fee (accrued daily) at the following annual rates based upon the average daily net assets of the Fund:

          First $500 Million         Next $500 Million       Over $1 Billion
          ------------------         -----------------       ---------------
                1.00%                     0.90%                   0.80%

           The Manager has agreed to reduce some or all of its management fee or absorb the Fund's expenses if necessary to keep the Fund's annual operating expenses, exclusive of interest or taxes, at or below 1.25% of the average daily net assets of the Fund. Any reductions or absorptions made for the Fund by the Manager of its fees are subject to recovery within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. For the year ended December 31, 1998, the Manager deferred fees of $21,017 and absorbed no expenses. As of December 31, 1998, the deferred management fees and absorbed expenses subject to recoupment are $209,945.

     b. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an "affiliated person" receives an annual retainer and quarterly meeting fees totalling $55,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all three Trusts advised by the Manager ($5,000 of which will be allocated to the Montgomery Funds III).

           MAM Securities, LLC ("MAM Securities") serves as the Fund's transfer agent.

Montgomery Variable Series: Growth Fund
Notes to Financial Statements (continued)


3.   SECURITIES TRANSACTIONS:

     a. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended December 31, 1998, were $9,495,257 and $7,049,756 respectively.

     b. At December 31, 1998, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income tax purposes were $2,072,865 and $1,237,591 respectively.

     c.    Under an unsecured Revolving Credit Agreement with DeutscheBank (New
           York), the Montgomery Variable Series: Growth Fund, along with other funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may for one year starting August 13, 1998, borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value, provided that the aggregate principal amount of outstanding loans under the agreement to all Funds does not exceed $175,000,000. The Fund pays its pro-rata share of the quarterly commitment fee of 0.08% per annum of the unutilized credit line balance. For the year ended December 31, 1998, there were no borrowings under this agreement.

4.   TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
     The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the periods indicated below were:

                                            Year Ended                 Year Ended
                                         December 31, 1998         December 31, 1997
                                         Shares     Amount         Shares      Amount
Shares Sold                              683,115   $10,396,707    1,117,506   $15,968,560
Issued as Reinvestment of Dividends        8,317       122,269       38,314       566,665
Shares Redeemed                         (652,075)   (9,732,688)    (493,401)   (6,879,596)
                                         -------     ---------      -------    ----------
Net Increase                              39,357      $786,288      662,419    $9,655,629
                                         =======     =========      =======    ==========

     At December 31, 1998, shareholders with ownership of 10% or greater included two shareholders comprising ownership of 71.14% of the total aggregate shares outstanding.

Report of Independent Accountants
To the Trustees and Shareholders of the Montgomery Variable Series: Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Montgomery Variable Series: Growth Fund (one of the portfolios constituting the Montgomery Funds III, and hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of Montgomery Variable
Series: Growth Fund for the period from February 9, 1996 (commencement of operations) through December 31, 1996 were audited by other independent accountants whose report dated January 31, 1997 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP
SAN FRANCISCO, CA
FEBRUARY 12, 1999

TAX INFORMATION
FISCAL YEAR ENDED DECEMBER 31, 1998

The amounts of long-term capital gains paid for the fiscal year ended December 31, 1998, were as follows:

     Montgomery Variable Series: Growth Fund............................  $23,28

Of the distribution made by the Fund, the corresponding percentage represents the amount of the distribution which will qualify for the dividends received deduction available to corporate shareholders:

     Montgomery Variable Series: Growth Fund............................   100%